Exhibit 10.2

WARRANT AMENDMENT

This WARRANT AMENDMENT (this “Amendment”) is dated as of December 22, 2009 by and among Lihua International, Inc., a Delaware corporation (the “Company”), and the holders signatory hereto (each a “Holder”, collectively, the “Holders”).

RECITALS

WHEREAS, the Company has issued a Series B Warrant to Purchase Shares of Common Stock of the Company (the “Series B Warrant”) to each of the Holders; and

WHEREAS, pursuant to Sections 4(d) and (e) of the Series B Warrant, in the event the Company issues any additional shares of Common Stock or Common Stock Equivalents (as defined in the Series B Warrant) at a price per share less than the exercise price of the Series B Warrant, such exercise price shall be reduced to such lesser price concurrently with the issue or sale; and

WHEREAS, the Company has requested that the Holders amend the Series B Warrant to delete Section 4(d), (e) and (f) thereof; and

WHEREAS, pursuant to Section 11 of the Series B Warrant, no provision of the Series B Warrant may be amended without the written consent of all of the Holders; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

6.           Amendment. Pursuant to Section 11 of the Series B Warrant, the Holders hereby amend the Series B Warrant, as of the date hereof, by deleting Sections 4(d), (e) and (f) in their entirety.

7.           Effect on Transaction Documents.  Except as set forth above, the Series B Warrant shall remain in full force and effect and is hereby ratified and confirmed.

8.           Governing Law; Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

9.           Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

10.         Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment or the validity or enforceability of this Amendment in any other jurisdiction.

[SIGNATURE PAGES OF COMPANY TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

LIHUA INTERNATIONAL, INC.

By:	/s/ Zhu Jian Hua
Name:	Zhu Jian Hua
Title:	Chief Executive Officer

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Philip Wagenheim

By:	/s/ Philip Wagenheim
Philip Wagenheim

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Michael Rapp

By:	/s/ Michael Rapp
Michael Rapp

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Clifford Chapman

By:	/s/ Clifford Chapman
Clifford Chapman

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Charles W. Allen

By:	/s/ Charles W. Allen
Charles W. Allen

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Ari Raskas

By:	/s/ Arizz Raskas
Ari Raskas

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Jeff Appel

By:	/s/ Jeff Appel
Jeff Appel

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Corby T. Hocker

By:	/s/ Corby T. Hocker
Corby T. Hocker

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

David Prince

By:	/s/ David Prince
David Prince

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

Xue Fu Zhen

By:	/s/ Xue Fu Zhen
Xue Fu Zhen

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

PENUMBRA WORLDWIDE, LTD.

By:	/s/ Samuel May

Name: Samuel May

Title: Director